Exhibit 10.36

TENTH AMENDING AGREEMENT

THIS AGREEMENT made as of the       day of August, 2024

B E T W E E N :

JERRY ZARCONE

(hereinafter referred to as “Jerry”)

- and –

TARGET GROUP INC.

(hereinafter referred to as “TGI”)

- and –

CANARY RX INC.

(hereinafter referred to as “Canary”)

- and –

VISAVA INC.

(hereinafter referred to as “Visava”)

- and –

CANNAKORP INC.

(hereinafter referred to as “Cannakorp”, which together with Visava and Canary shall be collectively referred to as the “Subsidiaries”)

WHEREAS:

A.

Jerry and TGI entered into a Loan Agreement made as of the 20th day of December, 2019 (the “Loan Agreement”), which Loan Agreement has been amended and extended by various amending and extending agreements from time to time the most recent of is the Ninth Amending Agreement made as of the 7th day of November, 2023 (collectively, the “SAA”).

B.	All capitalized terms shall have the meanings ascribed to them in the SAA unless otherwise defined herein.

C.	The parties are desirous of further amending the Loan Agreement upon the terms and provisions of this Agreement.

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the respective covenants and agreements hereinafter contained and the sum of One Dollar ($1.00) now paid by the parties hereto each to the other (the receipt and sufficiency of which is hereby acknowledged by each of the parties hereto), the parties hereto agree as follows:

1.	The parties hereby declare and confirm that the Recitals are true and accurate and form integral terms and provisions of this Agreement.
2.

The Loan be and same is hereby amended such that the term of each of the First Tranche, Second Tranche, Third Tranche, Fourth Tranche, and Fifth Tranche shall be extended and expiry, and all amounts owing and accruing thereunder, shall be repaid on May 31, 2025 or such earlier date as Jerry makes demand thereon.

3.

TGI and the Subsidiaries shall execute, deliver, and, if applicable, register within a reasonable time following presentation thereof by Jerry or his counsel (but in no event more than five (5) business days following such presentation) and shall also promptly do or cause to be done all other acts and things, execute and deliver or cause to be executed and delivered all agreements and documents and provide any further assurances, undertakings and information in order to give full effect to this Agreement.

4.

Except as modified by this Agreement, the Loan Agreement shall be unamended and shall be and shall remain in full force and effect. Also, to the extent that any term or provision of this Agreement conflicts with any term or provision of the Loan Agreement, the terms and provision of this Agreement shall prevail.

5.

This Agreement may be executed by the parties in separate counterparts each of which when so executed and delivered to each other shall be deemed to be and shall be read as a single agreement among the parties.

6.	This Agreement is governed by and is to be construed and interpreted in accordance with, the laws of the Province of Ontario and the laws of Canada applicable in that Province.
7.

This Agreement constitutes the entire agreement between the parties pertaining to the subject matter of this Agreement and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties, and there are no representations, warranties or other agreements between the parties in connection with the subject matter of this Agreement except as specifically set out in this Agreement.

[signatures intentionally on next page]

Each of the parties has executed and delivered this Agreement as of the date first above written.

SIGNED IN THE PRESENCE OF	)
)
)
)
Witness	)	JERRY ZARCONE

TARGET GROUP INC.
Per:

		Name:	Saul Niddam
		Position:	Director

		Name:	Frank Monte
		Position:	Director

		Name:	Anthony Zarcone
		Position:	Director

		Name:	Barry Katzman
		Position:	Director
We have authority to bind the Corporation

CANARY RX INC.
Per:

		Name:	Anthony Zarcone
		Position:	President& CEO
I have authority to bind the Corporation

VISAVA INC.
Per:

		Name:	Anthony Zarcone
		Position:	President & CEO
I have authority to bind the Corporation

CANNAKORP INC.
Per:

Name:	Saul Niddam
Position:	CEO
I have authority to bind the Corporation